Exhibit 99.1

TR-1: Standard form for notification of major holdings

1. Issuer Details

ISIN

IE00BWT6H894

Issuer Name

Flutter Entertainment Public Limited Company

UK or Non-UK Issuer

Non-UK

2. Reason for Notification

An acquisition or disposal of voting rights; An acquisition or disposal of financial instruments

3. Details of person subject to the notification obligation

Name

Bank of America Corporation

City of registered office (if applicable)

Country of registered office (if applicable)

US

4. Details of the shareholder

Full name of shareholder(s) if different from the person(s) subject to the notification obligation, above

City of registered office (if applicable)

Country of registered office (if applicable)

5. Date on which the threshold was crossed or reached

16-Jan-2026

6. Date on which Issuer notified

19-Jan-2026

7. Total positions of person(s) subject to the notification obligation

	% of voting rights attached to shares (total of 8.A)	% of voting rights through financial instruments (total of 8.B 1 + 8.B 2)	Total of both in % (8.A + 8.B)	Total number of voting rights held in issuer
Resulting situation on the date on which threshold was crossed or reached	0.684371	4.676987	5.361358	9394388
Position of previous notification (if applicable)

8. Notified details of the resulting situation on the date on which the threshold was crossed or reached

8A. Voting rights attached to shares

Class/Type of shares ISIN code(if possible)	Number of direct voting rights (DTR5.1)	Number of indirect voting rights (DTR5.2.1)	% of direct voting rights (DTR5.1)	% of indirect voting rights (DTR5.2.1)
IE00BWT6H894		1199182		0.684371
Sub Total 8.A	1199182		0.684371%

8B1. Financial Instruments according to (DTR5.3.1R.(1) (a))

Type of financial instrument	Expiration date	Exercise/conversion period	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights
Physical Swaps	10/02/2026	n/a	418000	0.238552
Physical Call Option	20/03/2026	n/a	50000	0.028535
Sub Total 8.B1			468000	0.267087%

8B2. Financial Instruments with similar economic effect according to (DTR5.3.1R.(1) (b))

Type of financial instrument	Expiration date	Exercise/conversion period	Physical or cash settlement	Number of voting rights	% of voting rights
Swaps	15/10/2027	n/a	Cash	17276	0.009860
Swaps	31/03/2026	n/a	Cash	2	0.000002
Swaps	15/04/2027	n/a	Cash	33288	0.018998
Swaps	15/12/2027	n/a	Cash	2909	0.001661
Swaps	18/12/2026	n/a	Cash	1581165	0.902367
Swaps	23/02/2026	n/a	Cash	108439	0.061886
Swaps	05/05/2026	n/a	Cash	15190	0.008669
Swaps	06/01/2027	n/a	Cash	146639	0.083687
Swaps	17/03/2026	n/a	Cash	42128	0.024042
Swaps	20/03/2026	n/a	Cash	50884	0.029039
Swaps	25/11/2026	n/a	Cash	6577	0.003753
Swaps	25/03/2026	n/a	Cash	313	0.000179
Swaps	26/05/2026	n/a	Cash	2202	0.001257
Swaps	16/03/2026	n/a	Cash	255000	0.145528
Swaps	29/01/2026	n/a	Cash	509953	0.291029
Swaps	13/04/2026	n/a	Cash	23000	0.013126
Swaps	09/03/2026	n/a	Cash	61000	0.034813
Swaps	10/03/2026	n/a	Cash	19000	0.010843
Swaps	12/03/2026	n/a	Cash	24000	0.013697
Swaps	19/03/2026	n/a	Cash	168000	0.095877
Swaps	22/06/2026	n/a	Cash	103566	0.059105
Swaps	18/09/2026	n/a	Cash	3405	0.001943
Swaps	21/01/2026	n/a	Cash	50000	0.028535
Swaps	15/01/2027	n/a	Cash	14700	0.008389
Swaps	07/04/2026	n/a	Cash	16000	0.009131
Swaps	19/10/2026	n/a	Cash	100000	0.057070
Swaps	04/01/2027	n/a	Cash	163406	0.093255
Swaps	01/11/2027	n/a	Cash	12708	0.007252
Swaps	30/11/2027	n/a	Cash	332321	0.189655

Swaps	15/02/2028	n/a	Cash	17945	0.010241
Swaps	15/05/2028	n/a	Cash	1581	0.000902
Swaps	07/03/2029	n/a	Cash	308	0.000176
Swaps	01/03/2027	n/a	Cash	80861	0.046147
Swaps	08/12/2027	n/a	Cash	18	0.000010
Swaps	20/11/2026	n/a	Cash	142014	0.081047
Swaps	30/03/2026	n/a	Cash	3493355	1.993650
Swaps	08/12/2026	n/a	Cash	38631	0.022047
Swaps	03/02/2026	n/a	Cash	31548	0.018004
Swaps	14/07/2026	n/a	Cash	22777	0.012999
Swaps	01/04/2027	n/a	Cash	14180	0.008092
Swaps	01/10/2026	n/a	Cash	120	0.000068
Swaps	31/12/2026	n/a	Cash	13185	0.007525
Swaps	15/06/2027	n/a	Cash	6930	0.003955
Swaps	29/12/2028	n/a	Cash	682	0.000389
Sub Total 8.B2				7727206	4.409900%

9. Information in relation to the person subject to the notification obligation

2. Full chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held starting with the ultimate controlling natural person or legal entities (please add additional rows as necessary)

Ultimate controlling person	Name of controlled undertaking	% of voting rights if it equals or is higher than the notifiable threshold	% of voting rights through financial instruments if it equals or is higher than the notifiable threshold	Total of both if it equals or is higher than the notifiable threshold
Bank of America Corporation	Bank Of America, National Association

Bank of America Corporation	BofA Securities, Inc.

Bank of America Corporation	Managed Account Advisors, LLC

Bank of America Corporation	Merrill Lynch, Pierce, Fenner & Smith Inc.

Bank of America Corporation	U.S. Trust Co of Delaware

10. In case of proxy voting

Name of the proxy holder

The number and % of voting rights held

The date until which the voting rights will be held

11. Additional Information

12. Date of Completion

19-Jan-2026

13. Place Of Completion

United Kingdom